================================================================================

                                 SCHEDULE 14A
                                (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement             [_] Confidential, For Use of the
                                                Commission Only (as permitted
                                                by Rule 14a-6(e)(2))
[_] Definitive Proxy Statement
[X] Definitive Additional Materials
[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                         MARRIOTT INTERNATIONAL, INC.
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:


    (2) Aggregate number of securities to which transaction applies:


    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


    (4) Proposed maximum aggregate value of transaction:


    (5) Total fee paid:


[_] Fee paid previously with preliminary materials:


--------------------------------------------------------------------------------
[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

        -----------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement no.:

        -----------------------------------------------------------------------

    (3) Filing Party:

        -----------------------------------------------------------------------

    (4) Date Filed:

        -----------------------------------------------------------------------

================================================================================

                  [MARRIOTT INTERNATIONAL LOGO APPEARS HERE]

                         MARRIOTT INTERNATIONAL, INC.


                                 FEBRUARY 1998

THIS PRESENTATION CONTAINS "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF FEDERAL SECURITIES LAW, INCLUDING STATEMENTS CONCERNING THE NUMBER OF LODGING AND SENIOR LIVING COMMUNITIES EXPECTED TO BE ADDED IN FUTURE YEARS, PLANNED TRANSACTIONS AND THEIR INTENDED RESULTS, AND SIMILAR STATEMENTS CONCERNING ANTICIPATED FUTURE EVENTS AND EXPECTATIONS THAT ARE NOT HISTORICAL FACTS. THE FORWARD-LOOKING STATEMENTS IN THIS PRESENTATION ARE SUBJECT TO NUMEROUS RISKS AND UNCERTAINTIES, INCLUDING THE EFFECTS OF ECONOMIC CONDITIONS; SUPPLY AND DEMAND CHANGES FOR HOTEL ROOMS, VACATION TIMESHARING INTERVALS AND SENIOR LIVING ACCOMMODATIONS; COMPETITIVE CONDITIONS IN THE LODGING AND CONTRACT SERVICES INDUSTRIES; RELATIONSHIPS WITH CLIENTS AND PROPERTY OWNERS; THE IMPACT OF GOVERNMENT REGULATIONS; AND THE AVAILABILITY OF CAPITAL TO FINANCE GROWTH, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED IN OR IMPLIED BY THE STATEMENTS HEREIN.

                                   MARRIOTT

                           SODEXHO MARRIOTT SERVICES

                               SODEXHO ALLIANCE

                 [Sodexho Marriott Services appears in shaded
                diamond between Marriott and Sodexho Alliance]

SPIN OFF OF MARRIOTT INTERNATIONAL
HOSPITALITY BUSINESSES

       MARRIOTT               TAX FREE                          (NEW)
     INTERNATIONAL, ------- DISTRIBUTION ------------------   MARRIOTT
           INC.                                             INTERNATIONAL,
            |                                                    INC.
       NAME CHANGE                                                |
            |                                          .  LODGING
     SODEXHO MARRIOTT
      SERVICES, INC.                                   .  SENIOR LIVING SERVICES
            |
 .   MARRIOTT MANAGEMENT                                .  DISTRIBUTION SERVICES
    SERVICES (MMS)

                    MERGER OF MMS AND SODEXHO NORTH AMERICA


MARRIOTT INTERNATIONAL                                   SODEXHO ALLIANCE
   SHAREHOLDERS    \                                   /
                    \                                 /      SODEXHO
                     \                               /     NORTH AMERICA
                      \                             /  (INT'L. CATERING CORP.)
                       \                           /      /
                        51%                     49%      /
                                                        /
                                                       /
                        SODEXHO MARRIOTT SERVICES, INC.
                                    ("SMS")

                      LARGEST FOOD SERVICE AND FACILITIES
                      MANAGEMENT COMPANY IN NORTH AMERICA

NEW MARRIOTT INTERNATIONAL


 .   INDUSTRY LEADER WITH POWERFUL BRANDS

 .   STRONG BALANCE SHEET AND SUBSTANTIAL INVESTMENT CAPACITY

 .   STRATEGIC GROWTH OPPORTUNITIES IN LODGING AND SENIOR LIVING SERVICES

SODEXHO MARRIOTT SERVICES


 .   COMBINES MARRIOTT MANAGEMENT SERVICES' STRENGTH IN U.S. WITH SODEXHO
    ALLIANCE'S INTERNATIONAL LEADERSHIP

 .   CREATES NORTH AMERICAN LEADER WITH FOCUS ON HIGH-END MARKETS

    -  #1 IN HEALTH CARE

    -  #1 IN EDUCATION

    -  #1 IN CORPORATE

 .   YIELDS SIGNIFICANT SYNERGIES

REFINANCING PLAN FOR MARRIOTT INTERNATIONAL DEBT
($ MILLIONS)


                                               YEAR-END 1997
                                        -------------------------
                                                 SODEXHO   NEW
                                                MARRIOTT MARRIOTT
                                         TOTAL  SERVICES  INT'L.
                                        ------- -------- --------
SENIOR NOTES/TENDER/REFINANCING         $   720 $    720 $      -

LYONs                                       310       25      285

REVOLVING LOANS/COMMERCIAL PAPER            695      695        -

ENDOWMENT DEPOSITS AND OTHER                125       10      115
                                        ------- -------- --------

TOTAL                                   $ 1,850 $  1,450 $    400
                                        ======= ======== ========

MARRIOTT INTERNATIONAL
(MILLIONS)

                                         1996
                              ---------------------------
                              OLD MARRIOTT   NEW MARRIOTT
                              ------------   ------------
SALES                           $ 10,172        $ 7,267
                                ========        =======

OPERATING PROFIT                $    629        $   508

NET INTEREST EXPENSE                 (48)            --

CORPORATE AND OTHER                  (79)           (72)
                                --------        -------

PRETAX INCOME                        502            436

INCOME TAXES                        (196)          (165)
                                --------        -------

NET INCOME                      $    306        $   271
                                ========        =======

EPS (DILUTED)                   $   2.25        $   .99
                                ========        =======

AVERAGE SHARES (DILUTED)           138.9          277.8
                                ========        =======

SPIN OFF AND MERGER
KEY REMAINING STEPS

 .   SEC CLEARANCE OF PROXY (OBTAINED)

 .   TAX RULING (OBTAINED)

 .   SHAREHOLDER APPROVAL

 .   DEBT REFINANCINGS

 .   CLOSING

                    MARRIOTT LODGING WORLDWIDE HOTELS -1997

                      [GRAPHIC MAP OF WORLD APPEARS HERE]


REGION                             HOTELS     ROOMS
------                             -------   -------
UNITED STATES                        1,243   233,000

OTHER AMERICAS*                         36    12,400

ASIA/PACIFIC                            65    21,700

EUROPE, MIDDLE EAST, AND AFRICA        134    30,000
                                   -------   -------
   TOTAL                             1,478   297,100

* INCLUDES CANADA, MEXICO, CARIBBEAN, AND SOUTH AMERICA

U.S. INDUSTRY REVPAR GROWTH


         [GRAPHIC: BAR GRAPH SHOWING FOLLOWING YEARS AND PERCENTAGES]

        YEAR                    PERCENTAGE
        ----                    ----------
        1987                        2.7
        1988                        4.0
        1989                        4.9
        1990                        1.6
        1991                       (2.5)
        1992                        2.8
        1993                        4.2
        1994                        6.1
        1995                        5.4
        1996                        6.5
        1997                        5.3
        1998E                       4.6
        1999E                       3.6

SOURCE:  SMITH TRAVEL/MARRIOTT INTERNATIONAL (1998-1999)

1996 CHAIN AFFILIATION BY REGION
% BRANDED ROOMS

[GRAPHIC: MAP OF WORLD WITH FOLLOWING TEXT LOCATED IN CORRESPONDING REGION: US &
      CANADA 70%; OTHER AMERICAS 18%; EUROPE 15%; MIDDLE EAST/AFRICA 26%;
                               ASIA/PACIFIC 27%]

LODGING VISION

BE THE PREEMINENT PROVIDER OF A WORLDWIDE PORTFOLIO OF PREFERRED BRANDS AND SERVICES THAT FULFILL CUSTOMERS WORK, LIFE AND LEISURE NEEDS AWAY FROM HOME


                                                        DISTRIBUTION

PREEMINENT                                              PREFERENCE

                                                        PROFITABILITY

MARRIOTT LODGING PORTFOLIO

[BRAND LOGOS: THE RITZ-CARLTON HOTEL COMPANY LLC;
MARRIOTT-HOTELS-RESORTS-SUITES; RENAISSANCE HOTELS AND RESORTS; NEW WORLD HOTELS INTERNATIONAL; TOWNEPLACE SUITES BY MARRIOTT; MARRIOTT VACATION CLUB INTERNATIONAL; EXECUTIVE RESIDENCES BY MARRIOTT; FAIRFIELD INN BY MARRIOTT; COURTYARD BY MARRIOTT; RESIDENCE INN BY MARRIOTT; RAMADA INTERNATIONAL HOTELS & RESORTS]

MARRIOTT RESERVATION NETWORK

 .   13 WORLDWIDE RESERVATION CENTERS

 .   70 MILLION CALLS ANNUALLY

 .   25 MILLION RESERVATIONS

 .   CROSS SELLING OPPORTUNITIES

 .   HIGHEST CALL CONVERSION RATIO

 .   LOWEST TOTAL COST PER NET RESERVATION

MARRIOTT REWARDS
----------------

 .   LARGEST AND MOST POWERFUL LOYALTY PROGRAM IN THE INDUSTRY

 .   NINE MILLION MEMBERS

 .   MULTIPLE BRAND PARTICIPATION

 .   1,300 HOTELS AND VACATION CLUB RESORTS PARTICIPATING

YIELD INDEX
(REVPAR PREMIUM)


[GRAPHIC: BAR GRAPH SHOWING REVPAR PREMIUM (BY PERCENTAGE) FOR MARRIOTT LODGING BRANDS AS FOLLOWS:

                BRAND                   REVPAR PREMIUM
                -----                   --------------

                RENAISSANCE                   97%
                MARRIOTT HOTELS (U.S.)       112%
                FAIRFIELD INN                112%
                COURTYARD                    114%
                RITZ-CARLTON                 120%
                RESIDENCE INN                122%
                MARRIOTT HOTELS (INT'L)    120-125%]


SOURCE:  SMITH TRAVEL RESEARCH, MARRIOTT
         DATA AS OF NOVEMBER 1997 YTD

ROOM GROWTH: 1997-2002

TOTAL LODGING ROOMS

[graphic: bar graph showing total lodging rooms for the United States and International for 1997 and 2002F as follows:

        1997    US:                     233,000
                US and International:   297,000

        2002F   US:                     329,000
                US and International:   427,000]

LODGING
1996 OPERATING PROFIT

[graphic: pie chart showing following sections: Base Fees 35%; Profit Participations 33%; Franchise Fees 15%; Vacation Club 12%; Land Rent 5%; and total, $452 million]

MARRIOTT TIMESHARE COMPETITIVE ADVANTAGES


 . SKILL IN OPERATING HOTELS AND DELIGHTING CUSTOMERS

 . FLEXIBILITY FOR PURCHASERS

 . NETWORK OF MVCI AND HOTEL LOCATIONS

 . FINANCING

 . HIGH QUALITY PRODUCT

MARRIOTT VACATION CLUB INTERNATIONAL

CURRENTLY IN SALES:                     START SALES IN 1998:
-------------------                     --------------------

OCEAN CLUB, ARUBA                       BARONY BEACH, HILTON HEAD

CUSTOM HOUSE, BOSTON                    PALM BEACH SHORES, FLORIDA

GRANDE VISTA, ORLANDO                   MALLORCA, SPAIN

KAUAI BEACH CLUB, HAWAII                PELICAN HILL, CALIFORNIA

SUMMIT WATCH, PARK CITY

MANOR CLUB, WILLIAMSBURG

MOUNTAIN VALLEY, BRECKENRIDGE

GRANDE OCEAN RESORT, HILTON HEAD

BEACHPLACE TOWERS, FORT LAUDERDALE

DESERT SPRINGS VILLAS II, PALM DESERT

MARBELLA BEACH RESORT, SPAIN

MARRIOTT SENIOR LIVING SERVICES STRATEGY


 . LARGE, RAPIDLY GROWING MARKET

 . EXISTING CORE SKILLS

 . ACQUIRED HEALTH CARE EXPERTISE

 . LEVERAGED MARRIOTT BRAND EQUITY IN FRAGMENTED COMPETITIVE ENVIRONMENT

POPULATION GROWTH 1995-2005

[graphic: bar graph showing U.S. population growth by age segments as follows:

                U.S. Population (total)         9%
                Age 75+                        25%
                Age 85+                        41%]

SOURCE: U.S. CENSUS

SLS BUSINESS TODAY


89 COMMUNITIES

[graphic: pie chart showing following sections: Independent Full-Service 49%; Brighton Gardens 33%; Village Oaks 16%; Hearthside 2%]



17,700 LIVING UNITS/BEDS

[graphic: pie chart showing following sections: Assisted Living 40%; Independent Living 43%; Nursing/Special Care 17%]

ASSISTED LIVING BRANDS

                                  BRIGHTON             VILLAGE
                                  GARDENS               OAKS            HEARTHSIDE
---------------------------   -------------   -------------------   ----------------
MARKET TIER                       QUALITY             MODERATE      QUALITY/MODERATE
---------------------------   -------------   -------------------   ----------------
AVERAGE AL PER DIEM             $75 TO $85      $60 TO $80 SINGLE       $65 TO $75
                                                $50 TO $60 DOUBLE
---------------------------   -------------   -------------------   ----------------
SIZE                            320 SQ. FT.         344 SQ. FT.         221 SQ. FT.
---------------------------   -------------   -------------------   ----------------
ASSISTED LIVING UNITS              90                  100                  56
---------------------------   -------------   -------------------   ----------------
NURSING/SPECIAL CARE BEDS          25                  ---                  28
---------------------------   -------------   -------------------   ----------------
NO. OF COMMUNITIES AT 12/97        29                   14                   2
---------------------------   -------------   -------------------   ----------------

MDS DISTRIBUTION CENTERS

[graphic: map of continental United States identifying following locations:
Salem, Oregon; Milpitas, California; Santa Fe Springs, California; Los Alamitos, California; Denver, Colorado; Ft. Worth, Texas; Chicago, Illinois; Warren, Michigan; Colombus, Ohio; Fort Mill, South Carolina; Groveland, Florida; Port St. Lucie, Florida; Savage, Maryland; Edison, New Jersey; Westborough, Massachussetts]

1997 GROSS INVESTMENT OUTLAYS*

[graphic: pie chart showing following sections: Strategic Acquisitions $860M; Senior Living Services $290M; Share Repurchases $200M; Owned Lodging $200M; Managed and Franchised Lodging $150M; Timeshare, net $110M; Other $70M;
Total $1,880M]


* Preliminary

NEW MARRIOTT INTERNATIONAL
FIVE YEAR GROWTH PLAN


 . ADD MORE THAN 140,000 LODGING ROOMS WORLDWIDE

 . DOUBLE CUMULATIVE NUMBER OF TIMESHARE INTERVALS SOLD

 . TRIPLE THE SIZE OF SENIOR LIVING SERVICES BUSINESS BY DEVELOPING MORE THAN 200
  NEW COMMUNITIES

 . EXPAND DISTRIBUTION SERVICES CUSTOMER BASE AND "NATIONAL ACCOUNT" SERVICE
  CAPABILITIES

              [LOGO OF MARRIOTT INTERNATIONAL, INC. APPEARS HERE]

               [LOGO OF SODEXHO MARRIOTT SERVICES APPEARS HERE]

FORWARD-LOOKING INFORMATION
================================================================================

This presentation contains certain forward-looking statements about future growth prospects, strategies and expected synergies from the merger, outsourcing trends, earnings growth and similar matters as well as information relating to the Company that is based on the beliefs of Company Management as well as assumptions made by and information currently available to the Company. Such forward-looking statements reflect the current views of the Company with respect to future events and are subject to certain risks, uncertainties and assumptions. Estimates contained herein of future performance reflect Management's assessment of probable results of operations, given certain assumptions that Management believes are reasonable. Should one or more of these underlying assumptions prove incorrect, actual results may vary materially from those described in this presentation. The Company's estimates are also based on industry data obtained from public sources and third-parties which the Company believes to be reliable but have not been verified. The Company does not intend to update any of the forward-looking statements contained in this presentation. For additional information relating to the Company and its future, investors should review the Marriott International Proxy Statement dated February 12, 1998.

[photographs: employees in commercial kitchen; customer in cafeteria line; employee engaging in groundskeeping; food service employee at work; maintenance employee at work]

SODEXHO MARRIOTT SERVICES OVERVIEW
================================================================================

 . TICKER: SDH (NYSE)

 . SHARES: 62 MILLION (AFTER REVERSE 1:4 SPLIT)

 . PRO FORMA CY 1997 SALES: $4B

 . PRO FORMA CY 1997 EBITDA: $240MM

 . NET INCOME: CAGR 17-20% P.A.

SODEXHO MARRIOTT SERVICES' BUSINESS IS OUTSOURCING
================================================================================

HOUSEKEEPING & JANITORIAL SERVICES

PLANT OPERATIONS & MAINTENANCE

INTEGRATED FACILITIES MANAGEMENT

LAUNDRY AND LINEN

GROUNDS KEEPING

ADMINISTRATIVE FUNCTIONS


FOOD SERVICE

HEALTHCARE
 . INPATIENT FOOD SERVICE
 . VISITOR FOOD SERVICE

EDUCATION
 . BOARD PLAN
 . VENDING

CORPORATE
 . CORPORATE CAFETERIA
 . CATERING
 . VENDING

[ABOVE TEXT CONTAINED IN CONCENTRIC OVALS, WITH "HEALTHCARE", "EDUCATION", "CORPORATE", AND "FOOD SERVICE" IN THE INNER OVAL]

TRANSACTION: EXPECTED CLOSING 3/27/98
================================================================================

SODEXHO ALLIANCE                                   MARRIOTT INTERNATIONAL
       |                                             /\
 CONTRIBUTION                              NAME CHANGE \
       |                                         |      \
       |                                      MARRIOTT   \
   SODEXHO NA                               MANAGEMENT    \
   AND $304MM                              / SERVICES      \   TAX FREE
             \                          /                   \   DISTRIBUTION
              \                      /                       \
               \                  /                           \
                \              /                               \
                SODEXHO     /                                   \
                MARRIOTT /                          (NEW) MARRIOTT
                SERVICES                            INTERNATIONAL
              /    |     \                              |        \
42%          /  10%        48%                      80%           20%
OTHER PUBLIC    MARRIOTT   SODEXHO                  OTHER PUBLIC  MARRIOTT
SHAREHOLDERS    FAMILY     ALLIANCE                 SHAREHOLDERS  FAMILY

SODEXHO ALLIANCE IS THE WORLD'S LARGEST
FOOD AND MANAGEMENT SERVICES COMPANY
================================================================================

 . FOUNDED IN '66 BY CURRENT CHAIRMAN, PIERRE BELLON, WHO OWNS 42% OF ENTERPRISE

 . GLOBAL BUSINESS OPERATING FROM 14,400 SITES IN 66 COUNTRIES

 . LISTED ON PARIS BOURSE: FF 26.9B ($4.5B) MARKET CAPITALIZATION


SODEXHO'S STOCK PRICE HAS GROWN AT A COMPOUND ANNUAL RATE OF 26% OVER LAST 5
YEARS

MMS/SODEXHO MERGER RATIONALE
================================================================================

 . CAPITALIZING ON 2 BRAND NAMES RECOGNIZED FOR QUALITY SERVICE AND INNOVATION

 . EXPANDING LEADERSHIP POSITION IN MARKET

 . PROVIDING GLOBAL SOLUTIONS TO CLIENTS

 . SHARING INNOVATIONS AND BEST PRACTICES

WHAT MAKES THIS BUSINESS ATTRACTIVE?
================================================================================

GROWTH                          RISK                    FINANCIAL REQ..
------                          ----                    ---------------

LARGE, FRAGMENTED &             LOW CLIENT              CASH BUSINESS
UNDERPENETRATED                 CONCENTRATION
MARKET                                                  LITTLE TO NO
                                PREDICTABLE             WORKING CAPITAL
TREND IN                        VOLUMES
OUTSOURCING                                             MINIMAL CAPITAL
                                DIVERSIFIED             INVESTMENT
CROSS-SELLING OPPT'Y            CUSTOMER BASE           REQUIRED

FOOD AND MAMAGEMENT SERVICES INDUSTRY
================================================================================

 . $157B MARKET IN NORTH AMERICA

  - $48B IS FOOD SERVICE

  - $109B IS FACILITIES MANAGEMENT

 . CONTRACTED MARKET UNDERPENETRATED

 . TREND TOWARD OUTSOURCING SERVICES

FOOD SERVICE MARKET IS HIGHLY FRAGMENTED
================================================================================

                         PROFORMA 1996 SHARES OF TOTAL
                           $48B FOOD SERVICE MARKET

[GRAPHIC: PIE CHART SHOWING FOLLOWING SECTIONS: SELF-OPERATED (NOT CONTRACTED) 62%; REGIONAL AND LOCAL CONTRACTORS 24%; SODEXHO MARRIOTT SERVICES 7%; ARAMARK 4%; COMPASS 3%]

SOURCE: COMPANY ESTIMATES

OUR BUSINESS SEGMENTS ARE UNDERPENETRATED
================================================================================

[Bar graph showing (i) contracted market penetration and (ii) self-operated market size, as follows:

                                Contracted Market       Self-Operated
                                -----------------       -------------
                                                        (in billions)

Healthcare                              20%                  $12.0
Univ. and Colleges                      60%                    9.3
Schools                                 15%                   12.0
Corporate Services                      55%                   14.0]

Note: Percent represents the proportion of each market segment that is outsourced

Source: Company's estimates, based upon a compilation of data from trade publications and industry associations

WE ARE THE MARKET LEADER
================================================================================

                           PRO FORMA 1996 SHARES OF
                      $18B CONTRACTED FOOD SERVICE MARKET

[graphic: pie chart showing following sections: Regional and local contractors 63%; Sodexho Marriott Services 19%; Aramark 11%; Compass 7%]

Note: Excludes self-operated units

Source: Company estimates

THE U.S. FACILITIES MANAGEMENT SERVICES INDUSTRY IS VIRTUALLY UNTAPPED
================================================================================



[Bar graph showing (i) contracted market penetration and (ii) self-operated market size, as follows:

                                   Contracted Market              Self-Operated
                                   -----------------              -------------
                                                                  (in billions)

Healthcare                                  10%                       $37.6
Univ. and Colleges                          15%                        12.3
Schools                                      3%                        20.0
Corporate Services                           6%                        39.4]

Note: Percent represents the proportion of each market segment that is outsourced

Source: Company's estimates, based upon a compilation of data from trade publications and industry associations

5 POINT GROWTH STRATEGY
================================================================================

 . PROTECT OUR CUSTOMER BASE

 . WIN NEW ACCOUNTS

 . EXPAND FACILITIES MANAGEMENT SERVICES

 . GAIN OPERATIONAL EFFICIENCIES

 . MAKE SELECTIVE STRATEGIC ACQUISITIONS

SELECTED BUSINESS SEGMENT INFORMATION
================================================================================
UNAUDITED PRO FORMA RESULTS FOR CY 1997


                         SALES = $4.2B

[graphic: pie chart showing following sections: Healthcare 31%, Corporate 30%; Higher Education 27%; Schools 7%; Other 5%]



                        DIVISIONAL OP. PROFIT =  $260MM

[graphic: pie chart showing following sections: Healthcare 40%, Corporate 30%; Higher Education 21%; Schools 6%; Other 3%]

HEALTHCARE SERVICES
================================================================================

 . SELECTED ACCOUNTS                                        [photo: healthcare
                                                             employee at work]
   NIH                                   CLEVELAND CLINIC

   STANFORD UNIV. HOSPITAL               LENOX HILL (NYC)

   DETROIT MEDICAL CENTER                ST. ELIZABETH MED. CTR. (BOS.)


 . NO. 1 IN CONTRACTED FOOD SERVICE BUSINESS WITH 42% MARKET SHARE

 . ONLY 13% CONTRACTED MARKET - TRADITIONALLY SELF-OPERATED

 . 7% SHARE OF CONTRACTED FACILITIES MANAGEMENT MARKET

CORPORATE SERVICES
================================================================================

 . SELECTED ACCOUNTS                                 [photo: food service
                                                      employee serving customer]
   LUCENT TECHNOLOGIES            HEWLETT-PACKARD

   UNITED AIRLINES                SATURN

   FORD MOTOR                     MICROSOFT

 . NO. 1 IN CONTRACTED FOOD SERVICES MARKET WITH 15% SHARE

 . INNOVATION IS CRITICAL TO GAINING SHARE

   - CROSSROADS CUISINES(R)

 . FACILITIES MANAGEMENT SERVICES AND FEDERAL GOVERNMENT SEGMENTS OFFER
   SUBSTANTIAL GROWTH POTENTIAL


            OUTSOURCING IS NOW AN ACCEPTED BUSINESS MANAGEMENT TOOL

HIGHER EDUCATION SERVICES
================================================================================

 . SELECTED ACCOUNTS                                    [photo: students seated
                                                        at cafeteria table]
   UNIVERSITY OF PITTSBURGH     NORTHWESTERN UNIVERSITY

   GEORGIA TECH                 UCLA

   NORTH CAROLINA A&T           COLORADO STATE UNIVERSITY


 . NO. 1 WITH 19% SHARE OF CONTRACTED FOOD SERVICES MARKET

 . ENROLLMENT INCREASING AFTER A DECADE OF NO GROWTH

 . TREND TOWARD OUTSOURCING FACILITIES MANAGEMENT

       CONTROLLING RISING STUDENT FEES IS DRIVING INCREASED OUTSOURCING

SCHOOL SERVICES
================================================================================

 . SELECTED ACCOUNTS                                    [photo: school children
                                                         in cafeteria line]
   CHICAGO, IL                    TULSA, OK

   NORFOLK, VA                    BURBANK, CA

   GRANITE DISTRICT (SLC, UT)     COLORADO SPRINGS, CO

 . NO. 1 IN MARKET

 . 11% SHARE OF CONTRACTED FOOD SERVICES MARKET AND 10% SHARE OF CONTRACTED
   FACILITIES MARKET

 . SODEXHO MARRIOTT IS THE ONLY PROVIDER ALREADY MEETING NEW USDA GUIDELINES


                     OUTSOURCING IS RAPIDLY GAINING GROUND

                              FINANCIAL DYNAMICS

SODEXHO MARRIOTT'S FINANCIAL PROFILE
================================================================================

"CASH IS KING"

 . INCREASING MARGINS

 . GOAL OF ZERO TO NEGATIVE WORKING CAPITAL

 . NOT CAPITAL INTENSIVE

 . REDUCE DEBT BY ABOUT $600MM OVER 6 YEARS

 . PREDICTABLE SEASONALITY PATTERN

PRO FORMA BALANCE SHEET
================================================================================

AS OF 9/12/97 UNAUDITED
($MILLIONS)

ASSESTS                                         LIABILITIES & OE
-------                                         ----------------

CURRENT ASSETS       $  535                     CURRENT LIABILITIES      $  477

PP & E                   82                     LONG-TERM DEBT            1,222

INTANGIBLE ASSETS       584                     OTHER LT LIABILITIES        142

OTHER                    98                     STOCKHOLDERS EQUITY        (542)
                     ------                                              ------

TOTAL ASSETS         $1,299                     TOTAL L&OE               $1,299
                     ======                                              ======

PRO FORMA FINANCIAL SUMMARY
================================================================================

UNAUDITED
($millions)

                                                        53 WEEKS       52 WEEKS
                                                          1996           1997
                                                        --------       --------

SALES                                                   $  4,020       $  4,164

EBITDA (1)                                                   220            240



         (1) EXCLUDES THE EFFECT OF SYNERGIES AND ONE-TIME TRANSACTION AND INTEGRATION COSTS

THE STRATEGIC COMBINATION RESULTS IN SIGNIFICANT COST SAVING SYNERGIES
================================================================================

 . EXPECTED TO GROW TO $60 MILLION ANNUALLY OVER THE NEXT 3 YEARS

  - 2/3 FROM INCREASED PURCHASING POWER

  - 1/3 FROM ELIMINATING DUPLICATIVE EFFORTS

NET INCOME CAGR IN HIGH TEENS
================================================================================

 . CONTRACTED MARKET GROWING FASTER THAN INFLATION

 . INCREASED MARKET SHARE

 . DECLINING DEBT BALANCES

 . MARGIN EXPANSION

  - OPERATING LEVERAGE

  - SYNERGIES

EXPERIENCED MANAGEMENT TEAM
================================================================================

[Chart:
Management structure showing Chuck O'Dell, President & Chief Executive Officer, and officers reporting to him: Michel Landel, Executive V.P. Schools, Laundry, Canada; Tony Alibrio, President Health Care Services; Bill Hamman, President, Higher Education Services; Bob Jantzen, President Corporate Services; Larry Hyatt, S.V.P. & CFO; Randy Harris, S.V.P. & Chief H.R. Officer; Bob Stern, S.V.P. & General Counsel; Tony Wilson, S.V.P. Marketing & Prod. Development; David Smail, S.V.P. & CIO; Steve Brady, S.V.P. Corp. Comm.; New Ventures, TBD]


      EACH MEMBER OF THIS TEAM HAS AN AVERAGE OF 15 YEARS IN THE INDUSTRY

LEADERSHIP TEAM
================================================================================

 . PROVEN INTEGRATION SKILLS

 . PUBLIC COMPANY EXPERIENCE

 . INCENTIVE-BASED COMPENSATION

 . EQUITY OWNERSHIP

SODEXHO MARRIOTT'S DIRECTORS ARE PROVEN VALUE CREATORS
================================================================================

BILL SHAW (CHAIRMAN) - PRESIDENT & COO, MARRIOTT INTERNATIONAL

CHUCK O'DELL - PRESIDENT & CEO, SODEXHO MARRIOTT SERVICES

PIERRE BELLON - CHAIRMAN AND CEO, SODEXHO ALLIANCE

BERNARD CARTON - SVP AND CFO, SODEXHO ALLIANCE

JOHN MARRIOTT - SVP, MARRIOTT INTERNATIONAL

EDOUARD DE ROYERE - FORMER CHAIRMAN AND CEO OF L'AIR LIQUIDE

DANIEL ALTOBELLO - CHAIRMAN, ONEX FOOD SERVICES

DOCTOR CRANTS - FOUNDER, CORRECTIONS CORPORATION OF AMERICA

INVESTMENT HIGHLIGHTS
================================================================================

 . SUBSTANTIAL GROWTH OPPORTUNITIES

 . CLEAR MARKET LEADER

 . FOCUSED STRATEGY

 . PART OF THE WORLDWIDE SODEXHO ALLIANCE NETWORK

 . PROVEN MANAGEMENT TEAM

 . STRONG RELIABLE EARNINGS STREAM